UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              _____________________

                                    FORM 8-K
                              _____________________

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

         Date of Report (Date of earliest event reported): November 1, 2003

                          IN STORE MEDIA SYSTEMS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)


      000-28515                                            84-1249735
      ---------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)


    74-785 Highway 111 Suite 103
      Indian Wells, California                               92210
(Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (760) 674-9073

Item 5. Other Events and Regulation FD Disclosure.

         The Company has been unable to complete and file its most recent quarterly reports on Form 10-QSB and Annual Reports on Form 10-KSB as a result of its bankruptcy filing in November 2002. The Company is electing to voluntarily file the monthly reports delivered to the Bankruptcy Trustee , including monthly financial statements. These financial statements are not audited and have not been reviewed or compiled by independent auditors, and therefore may not be prepared in accordance with generally accepted accounting principles. However, the management of the Company believes that the financial statements accurately reflect the financial condition of the Company.

Item 7. Financial Statements and Exhibits.

         99.1     Monthly Financial Report to the U.S. Trustee for the
                  Period: November 1, 2003 to November 30, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2003


IN STORE MEDIA SYSTEMS, INC.

By: /s/ Eric Spangenberg
  -------------------------
  Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number    Description
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99.1     Monthly Financial Report to U.S. Trustee for the Period:
         November 1, 2003 to November 30, 2003

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